UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023

REVELATION BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4660 La Jolla Village Drive Suite 100
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 800-3717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification of Rights to Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2023, Revelation Biosciences, Inc. (the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders voted and approved proposals to (i) amend the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000 shares, and (ii) to amend the Company’s certificate of incorporation to effect a Reverse Stock Split of the outstanding shares of its common stock within one (1) year of January 30, 2023, at a specific ratio within a range of one-for-twenty (1-for-20) to a maximum of a one-for-one hundred (1-for-100) split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval.

On January 30, 2023, the Company filed a Certificate of Amendment of Third Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) reflecting the change in authorized shares of common stock from 100,000,000 to 500,000,000 and effecting a reverse stock split as of 12:01 a.m. Eastern Standard Time on February 1, 2023 with a ratio of 1-for-35 (the “Reverse Split”). The Company’s common stock will begin trading on a post-split basis under the Company’s existing trading symbol, “REVB,” when the market opens on February 1, 2023.

As a result of the Reverse Split, every 35 shares of the Company’s issued and outstanding common stock automatically converted into one share of common stock, without any change in the par value per share. A total of approximately 672,460 shares of common stock were issued and outstanding immediately after the Reverse Split became effective on February 1, 2023. No fractional shares will be outstanding following the Reverse Split. Any holder who would have received a fractional share of common stock will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

In addition, effective as of the same time as the Reverse Split, proportionate adjustments were made to all then-outstanding equity awards and warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof. Furthermore, the number of shares of common stock available for issuance under the Company’s equity incentive plans will be proportionately adjusted for the Reverse Split ratio, such that fewer shares will be subject to such plans.

The new CUSIP number for common stock following the Reverse Split is 76135L 309. For more information about the Reverse Split, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 30, 2022 the (“Proxy Statement”).

The text of the Certificate of Amendment is filed as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting of the Company, a total of 13,077,838 shares of the Company’s common stock, out of a total of 23,536,070 shares of common stock issued and outstanding and entitled to vote, and the one share of the Company’s Series A Preferred Stock (the “Preferred Stock”) that was issued and outstanding, and entitled to vote at the Special Meeting, as of the record date for the Special Meeting, were present virtually, or represented by valid proxy at the Special Meeting, constituting a quorum.

As previously described in in the Company’s Proxy Statement, the holder of record of the one outstanding share of the Company’s Preferred Stock was entitled to 50,000,000 votes, had the right to vote only on Proposal 1 and Proposal 2, and such votes were counted in the same proportion as the shares of common stock voted on Proposal 1 and Proposal 2. Holders of the Company’s common stock were entitled to one vote per share on each of the three proposals.

The following proposals, each as described further in the Proxy Statement, were voted upon by the stockholders:

Proposal 1 – Increase in the Number of Shares of Authorized Common Stock

Stockholders approved the amendment to increase the number of authorized common stock from 100,000,000 to 500,000,000 shares, based on the votes listed below:

For	Against	Abstain
53,329,345	6,506,571	3,241,922

Proposal 2 – Reverse Stock Split

Stockholders approved the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of January 30, 2023, at a specific ratio within a range of one-for-twenty (1-for-20) to a maximum of a one-for-one hundred (1-for-100) split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval, based on the votes listed below:

For	Against	Abstain
56,353,405	3,599,118	3,125,315

Proposal 3 – Ratification of the Auditor

Stockholders approved Baker Tilly US, LLP to audit our financial statements for the fiscal year ending December 31, 2023, based on the votes listed below:

For	Against	Abstain
12,219,710	274,018	584,110

Item 7.01. Regulation FD Disclosure.

On January 31, 2023, the Company issued a press release announcing the Reverse Split, the text of which is furnished as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to the Third Amended and Restated Certificate of Incorporation dated January 30, 2023
99.1	Press release, dated January 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVELATION BIOSCIENCES, INC.

Date:	January 31, 2023	By:	/s/ Chester S. Zygmont, III
Chester S. Zygmont, III Chief Financial Officer (principal financial and accounting officer)